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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                                 Date of Report:
                                   May 3, 2002
                        (Date of Earliest Event Reported)


                              SIMON WORLDWIDE, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-21878                                          04-3081657
(Commission File Number)                    (I.R.S. Employer Identification No.)


                 1900 AVENUE OF THE STARS, LOS ANGELES, CA 90067
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                    101 EDGEWATER DRIVE, WAKEFIELD, MA 01880
                 (Former Address of Principal Executive Offices)
                                   (Zip Code)


                                 (310) 553-4460
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS

     On May 3, 2002, the securities of Simon Worldwide Inc. (the "Registrant") were delisted from the Nasdaq Stock Market by Nasdaq due to the Registrant's failure to comply with the minimum $4,000,000 net tangible assets and the minimum $10,000,000 stockholders' equity listing requirements. A press release issued by the Registrant in connection with the delisting is attached hereto as
Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT 99.1:  PRESS RELEASE


SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

                                           SIMON WORLDWIDE, INC.


Date:  May 9, 2002                         By: /s/ J. Anthony Kouba
                                               ---------------------------------
                                               J. Anthony Kouba,
                                               Member of Executive Committee